Exhibit 99.1
            State Street Corporation Announces Third-Quarter Results

     Operating profit up 27% driven by revenue growth and expense reduction; Global Securities Services integration on track

    State Street Corporation announced today third-quarter earnings per share of $0.60, representing net income of $202 million on revenue of $1,126 million. Results for the third quarter include pre-tax merger and integration costs of $26 million related to the Global Securities Services business (GSS), as well as pre-tax restructuring charges of $3 million due to State Street's previously announced expense-reduction program, for a combined after-tax charge of $0.06 per share.
    In reporting its financial results for the third quarter of 2003, State Street has prepared information in four categories:

    -- "Reported" results are in accordance with generally accepted accounting principles (GAAP).

    -- "Operating" results are "reported" results excluding restructuring and merger-related charges. They are presented on a taxable-equivalent basis.

    -- "GSS contribution" results are the revenue and expenses, including financing costs and amortization of intangibles, attributable to the GSS business acquired on January 31, 2003, as well as revenue and expenses from "out-of-scope" GSS business that are closely related to Deutsche Asset Management, but that were not part of the acquisition. Per-share amounts reflect the effect on outstanding shares due to the acquisition.

    -- "Baseline" results are "operating" results excluding "GSS contribution" and are presented on a taxable-equivalent basis.

    State Street believes that providing non-GAAP financial information assists investors and others by providing them with financial information in a format that provides comparable financial trends of ongoing business activities.
    Baseline earnings per share were $0.65, up 20% compared to baseline earnings per share of $0.54 for the third quarter of 2002, and up 25% from $0.52 in the second quarter of 2003. Third quarter of 2002 baseline results exclude $8 million of pre-tax income, or $0.02 per share, attributable to the Corporate Trust business divested at the end of 2002. Baseline revenue of $976 million was up 3% from the third quarter of 2002, primarily due to increases in servicing and management fees, processing and other fees, and foreign exchange, partially offset by a loss on the sale of securities and lower net interest revenue.
    In the third quarter, the GSS business contributed $163 million in total revenue: $155 million of fee revenue, $10 million in "out-of-scope" fee revenue, and $3 million of interest revenue, offset by interest expense of $5 million attributable to the acquisition financing. The GSS business earned $0.01 in the third quarter on a per-share basis, including the "out-of-scope" results, the cost of financing and the impact of increased shares outstanding, but excluding one-time merger and acquisition costs.
    Operating earnings per share, which exclude the merger and integration and restructuring charges recorded in the third quarter of 2003, were $0.66, up 22% from $0.54 a year ago, and up 27% from $0.52 in the second quarter of 2003. Operating revenue increased 20%, or $190 million, to $1,139 million from the third quarter of 2002. Operating return on stockholders' equity was 17.4% for the quarter.
    The following table summarizes State Street's baseline, GSS, operating, and reported results for the third quarters of 2002 and 2003. Detailed information is available in the Addendum Selected Financial Information tables included with this press release.



Dollars in millions except per share data; shares in millions

                                Three months ended
                      September 30, 2003           September 30, 2002

                 Base-            Operat-  Report-     Operat- Report-
                line(a) GSS(b)     ing(c)      ed       ing(c)     ed

Fee revenue       $763  $165        $928     $928        $682    $702

All other
 revenue           213    (2)        211      198         267     254

Total
 revenue           976   163       1,139    1,126         949     956

Total
 expenses          650   142         792      821         669     684

Taxes              115     7         122      103         103      90

Net income        $211   $14        $225     $202        $177    $182

Diluted eps      $0.65 $0.01       $0.66    $0.60       $0.54   $0.56

Diluted
 shares            323               337      337         326     326


    (a) excludes GSS contribution and charges; presented on a taxable-equivalent basis

    (b) revenue and expenses, including financing costs and amortization of intangibles, attributable to the GSS business acquired January 31, 2003, as well as revenue and expenses from "out-of-scope" business which was not part of the transaction, but excluding merger and integration costs. Per-share amounts reflect the effect on outstanding shares due to the acquisition

    (c) excludes merger and integration and restructuring charges in 2003 and in 2002, the results of the divested Corporate Trust business; in 2002, baseline and operating results are identical;
presented on a taxable-equivalent basis

    David A. Spina, State Street's chairman and chief executive officer, said, "I am very pleased with our third quarter results. Our success in integrating the Global Securities Services business at the same time that we reduced our expenses and continued to win new business, demonstrates the depth of State Street's experience in managing complex business requirements. I am proud of our employees and their clear commitment to our clients and our company.
    "We are maintaining the high level of client service and innovation that institutional investors have come to expect from State Street. At the same time, we are making operations cost efficient and thereby creating value for our stockholders. We are laying an ever-stronger foundation for State Street's profitable growth."

    THIRD-QUARTER RESULTS VS. SECOND QUARTER

    On a reported basis, third quarter net income per share of $0.60 compares to a net loss per share of $0.07 in the second quarter, which included the impact of the corporate restructuring charge. Total revenue in the third quarter of $1,126 million is up 4% versus $1,082 million in the second quarter.
    On a baseline basis, third-quarter net income of $0.65 per diluted share is up 25% from $0.52 per share. Revenue rose 2%, from $958 million to $976 million, while expenses declined $39 million, or 6%, to $650 million, in line with the previously stated expense reduction target.

    THIRD-QUARTER RESULTS VS. YEAR-AGO QUARTER

    On a reported basis, the third-quarter income per share was $0.60, reflecting net income of $202 million, and total revenue of $1,126 million. In the third quarter of 2002, State Street earned $182 million, or $0.56 per share, on $956 million in revenue.
    On an operating basis, diluted earnings per share were $0.66. Net income was $225 million, and revenue was $1,139 million. In the third quarter of 2002, net income was $177 million, or $0.54 per share, on revenue of $949 million.
    On a baseline basis, third-quarter diluted earnings per share were $0.65, net income was $211 million, and revenue was $976 million. In the third quarter of 2002, net income was $177 million, or $0.54 per share, on revenue of $949 million.
    State Street generates revenue by providing sophisticated global investors with integrated products, services and strategies that support their investment and business goals. The following review of specific revenue and expense lines uses baseline results to provide consistent comparable data to the year-earlier period.
    Servicing fees are derived from accounting, administration, custody, daily pricing, performance and analytics, compliance monitoring, and operations outsourcing for investment managers. Baseline servicing fees were up 8%, to $400 million from $371 million. The increase was attributable to higher equity market valuations and new business from existing and new clients. Daily average values for the S&P 500 Index were up 12% from the third quarter of 2002; daily average values for the MSCI(R) EAFE Index(SM) were up 7%. Total assets under custody were $8.8 trillion, including $2.0 trillion attributable to the GSS business.
    Baseline investment management fees, generated by State Street Global Advisors, were $137 million, up 17% compared to $116 million a year ago. Management fees reflected continued new business success, complemented by an increase in average month-end equity valuations. Total assets under management were $965 billion, compared to $707 billion the previous year.
    Baseline foreign exchange trading revenue was $89 million for the quarter, compared to $78 million a year ago. The increase was attributable to improved volume reflecting higher cross-border investment activities.
    Baseline processing fees and other increased $21 million to $61 million due to improved performance of joint ventures, structured products and tax-advantaged financings. A loss of $5 million on sales of securities compared with a gain of $31 million.
    Baseline net interest revenue was $218 million, a decline of $19 million, or 8%, from a year ago. Lower yields on reinvested assets drove the decrease in net interest revenue. State Street provides repurchase agreements and deposit services for clients' investment activities, which generate net interest revenue.
    Baseline operating expenses were $650 million, down $19 million, or 3%, from $669 million a year ago. Lower salaries and benefits expenses and direct controllable expenses were due to the previously announced cost-reduction plans. As previously announced, the increase in occupancy reflects the cost associated with new office space.

    GSS ACQUISITION AND INTEGRATION UPDATE

    Based on the third quarter 2003 operations, the business as acquired, excluding "out-of-scope" revenue and expenses, is generating approximately $628 million of annualized revenue and about $520 million of annualized expenses. With most GSS clients having determined their service provider, we now expect to retain approximately 90% of the available client revenue acquired, which excludes "out-of-scope" revenue. State Street expects to meet its target in reducing GSS expenses in the acquired business. To date, State Street has completed 465 client conversions.
    After eight months of operation, the GSS business, excluding "out-of-scope" results and one-time costs, is operating at break even; we therefore believe we will meet or slightly better our previously announced expectation of $0.01 to $0.03 dilution per share for the year. The merger and restructuring costs associated with the acquisition in 2003 totaled $81 million for the first three quarters.

    EXPENSE CONTROL MEASURES

    The company has successfully reduced its workforce this year, now totaling 19,850 which includes the employees related to the GSS business.
    The Company first announced the expense reduction program in April 2003. Commenting on the program, David A. Spina, chairman and chief executive officer, said: "The short term goals of this program were largely achieved in the third quarter and we expect to receive continuing benefits in the future. Since revenue has resumed growing in the last several quarters, it is likely we may incur some increase in variable costs in the near term."

    INVESTOR CONFERENCE CALL

    State Street will webcast an investor conference call today, Tuesday, October 14, 2003, at 9:30 a.m. EDT, available at www.statestreet.com/stockholder. The conference call will also be available via telephone, at +1 719/457-2621. Recorded replays of the conference call will be available on the web site, and by telephone at +1 402/220-4230, beginning at noon today. This press release and additional financial information is available on State Street's website, at www.statestreet.com/stockholder, under "Financial Reports."

    State Street Corporation (NYSE: STT) is the world's leading specialist in providing sophisticated global investors with investment servicing and investment management. With $8.8 trillion in assets under custody and $965 billion in assets under management, State Street is headquartered in Boston, Massachusetts and operates in 23 countries and over 100 markets worldwide. For more information, visit State Street's web site at www.statestreet.com or call 877/639-7788 (NEWS STT) toll-free in the United States and Canada, or +1 202/266-3340 outside those countries.

    This news announcement contains forward-looking statements as defined by United States securities laws, including statements about the financial outlook and business environment. Those statements are based on current expectations and involve a number of risks and uncertainties, including those related to the pace at which State Street adds new clients or at which existing clients use additional services, the value of global and regional financial markets, the pace of cross-border investment activity, changes in interest rates, the pace of worldwide economic growth and rates of inflation, the extent of volatility in currency markets, consolidations among clients and competitors, State Street's business mix, the dynamics of markets State Street serves, and State Street's success at integrating and converting acquisitions into its business. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street's 2002 annual report and subsequent SEC filings. State Street encourages investors to read the corporation's annual report, particularly the section on factors that may affect financial results, and its subsequent SEC filings for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this press release speak only as of the date hereof, October 14, 2003, and the company will not undertake efforts to revise those forward-looking statements to reflect events after this date.



                       STATE STREET CORPORATION
                     Addendum Earnings Digest(a)

             (Dollars in millions, except per share data)

                     Quarter ended September 30,

                                  2003(b)          2002      % Change

Revenue                            $1,126          $956            18

Earnings                              202           182            10

Diluted earnings per share            .60           .56             7


                   Nine Months ended September 30,

                                  2003(b)          2002      % Change

Revenue                            $3,228        $2,940            10

Earnings                              275           538           (49)

Diluted earnings per share            .82          1.64           (50)

(a) Information presented in accordance with accounting principles generally accepted in the United States
(b) Includes the impact of restructuring, merger, and integration costs




                       STATE STREET CORPORATION
               Addendum Selected Financial Information

I. CONSOLIDATED STATEMENT OF INCOME PREPARED IN ACCORDANCE WITH
    ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES


                                 Quarter ended     Nine months ended
                                  September 30,       September 30,

   (Dollars in millions,
    except per share data)        2003      2002      2003      2002

   Fee Revenue
   Servicing fees             $    505  $    390  $  1,425  $  1,143
   Management fees                 141       116       396       369
   Global securities lending        61        45       192       177
   Foreign exchange trading        101        78       276       238
   Brokerage fees                   28        32        85        86
   Processing fees and other        92        41       225       131
      Total fee revenue            928       702     2,599     2,144

   Net Interest Revenue
   Interest revenue                364       475     1,162     1,509
   Interest expense                161       251       562       755
      Net interest revenue         203       224       600       754
   Provision for loan losses         -         1         -         3
      Net interest revenue
       after provision for
       loan losses                 203       223       600       751

   Gains/losses on the sales of
    available-for-sale
    investment securities, net      (5)       31        29        45
      Total Revenue              1,126       956     3,228     2,940

   Operating Expenses
   Salaries and employee
    benefits                       407       398     1,294     1,243
   Information systems and
    communications                 140        92       410       279
   Transaction processing
    services                        80        63       231       181
   Occupancy                        84        62       231       182
   Merger and integration
    costs                           26         -        81         -
   Restructuring                     3         -       295        20
   Other                            81        69       252       232
      Total operating expenses     821       684     2,794     2,137
      Income before income
       taxes                       305       272       434       803
   Income taxes                    103        90       159       265
      Net Income              $    202  $    182  $    275  $    538

   Earnings Per Share
      Basic                   $    .61  $    .57  $    .83  $   1.66
      Diluted                      .60       .56       .82      1.64

   Average Shares Outstanding
    (in thousands)
      Basic                    332,246   323,023   331,056   323,521
      Diluted                  336,568   326,163   334,160   327,713

   Return on equity               12.0 %    17.0 %     8.7 %    17.5 %

   Cash dividends declared per
    share                     $    .14  $    .12  $    .41  $    .35


II.OTHER FINANCIAL INFORMATION

                                Quarters ended
                                  September 30,

   (Dollars in millions, except
    per share data or where
    otherwise indicated)          2003      2002

   Assets under custody  (in
    billions)                 $  8,752  $  5,748
   Assets under management
    (in billions)                  965       707
   Assets under trusteeship
    (in billions)                    -       693

   Total assets               $ 81,776  $ 77,556
   Long-term debt                2,151     1,262
   Stockholders' equity          5,244     4,349

   Closing price per share of
    common stock              $  45.00  $  38.64




                       STATE STREET CORPORATION
               Addendum Selected Financial Information

III.INCOME STATEMENT INFORMATION

                           Reconciliation of Financial Results
                                  (Dollars in millions)
                          Three Months Ended September 30, 2003


                    Baseline    GSS       Operating           Reported
                    Results   Results(a)   Results    Other   Results
    Fee Revenue
    Servicing fees $    400  $   105     $    505            $    505
    Management fees     137        4          141                 141
    Global
     securities
     lending             48       13           61                  61
    Foreign
     exchange
     trading             89       12          101                 101
    Brokerage fees       28        -           28                  28
    Processing fees
     and other           61       31           92                  92
       Total fee
        revenue         763      165          928                 928

    Net Interest
     Revenue            218       (2)(b)      216   $ (13)(d)     203
    Provision for
     loan losses         -         -           -       -            -
       Net interest
        revenue
        after
        provision
        for loan
        losses
        (taxable-
        equivalent
        basis)          218       (2)         216    (13)         203


    Gains/losses on
     the sales of
     available-for-
     sale investment
     securities, net     (5)       -           (5)     -           (5)
       Total
        Revenue         976      163        1,139    (13)       1,126

    Operating
     Expenses
    Salaries and
     employee
     benefits           354       53          407       -         407
    Information
     systems and
     communications      94       46          140       -         140
    Transaction
     processing
     services            66       14           80       -          80
    Occupancy            74       10           84       -          84
    Merger and
     integration
     costs                -        -            -      26          26
    Restructuring         -        -            -       3           3
    Other                62       19(e)        81       -          81
       Total
        operating
        expenses        650      142          792      29         821
       Income
        before
        income
        taxes           326       21          347     (42)        305
    Income taxes        102        7          109      (6)        103
    Taxable-
     equivalent
     adjustment          13        -           13    (13)(d)        -
       Net Income  $    211  $    14     $    225  $ (23)    $    202

    Earnings Per
     Share         $    .65  $   .01(c)  $    .66  $ (.06)   $    .60

    Average Diluted
     Shares (in
     thousands)     322,501   14,067      336,568             336,568

    Return on
     equity            16.4 %                17.4 %             12.0 %

    Notes:

    Reported results agree with the Corporation's Consolidated
     Statement of Income

(a) Includes $10 million of revenue and $12 million of expenses related to out-of-scope client relationships

(b) Includes $5 million of net interests costs attributable to the GSS acquisition financing

(c) Includes ($.03) impact due to changes in shares outstanding attributable to the acquisition

(d) Taxable-equivalent adjustment is not included in reported results

(e) Includes amortization of intangibles expense of $7 million



                       STATE STREET CORPORATION
               Addendum Selected Financial Information

III.INCOME STATEMENT INFORMATION

                           Reconciliation of Financial Results

                                  (Dollars in millions)
                          Nine Months Ended September 30, 2003


                    Baseline    GSS       Operating           Reported
                    Results   Results(a)   Results    Other   Results
    Fee Revenue
    Servicing fees $  1,170  $   255     $  1,425            $  1,425
    Management fees     384       12          396                 396
    Global
     securities
     lending            150       42          192                 192
    Foreign
     exchange
     trading            249       27          276                 276
    Brokerage fees       85        -           85                  85
    Processing fees
     and other          160       78          238    $ (13)(b)    225
       Total fee
        revenue       2,198      414        2,612      (13)     2,599

    Net Interest
     Revenue            648   (9)(c)          639      (39)(e)    600
    Provision for
     loan losses          -       -             -        -          -
       Net interest
        revenue
        after
        provision
        for loan
        losses
        (taxable-
        equivalent
        basis)          648       (9)         639      (39)       600

    Gains/losses on
     the sales of
     available-for-
     sale investment
     securities, net     29        -           29       -          29
       Total
        Revenue       2,875      405        3,280     (52)      3,228

    Operating
     Expenses
    Salaries and
     employee
     benefits         1,153      141        1,294       -       1,294
    Information
     systems and
     communications     294      116          410       -         410
    Transaction
     processing
     services           194       37          231       -         231
    Occupancy           203       28          231       -         231
    Merger and
     integration
     costs                -        -            -      81          81
    Restructuring         -        -            -     295         295
    Other               200       52 (g)      252       -         252
       Total
        operating
        expenses      2,044      374        2,418     376       2,794
       Income
        before
        income
        taxes           831       31          862    (428)        434
    Income taxes        269       10          279    (120)(f)     159
    Taxable-
     equivalent
     adjustment          39        -           39     (39)(e)       -
       Net Income  $    523  $    21     $    544   $(269)   $    275

    Earnings Per
     Share         $   1.63  $  (.01)(d) $   1.62  $ (.80)   $    .82

    Average Diluted
     Shares (in
     thousands)     320,093   14,067      334,160             334,160

    Return on
     equity            13.7 %                14.3 %              8.7 %

    Notes:
    Reported results agree with the Corporation's Consolidated
     Statement of Income.

(a) Includes $15 million of revenue and $19 million of expenses related to out-of-scope client relationships

(b) Represents a valuation reserve on certain assets classified as available-for-sale

(c) Includes $15 million of net interests costs attributable to the GSS acquisition financing

(d) Includes ($.07) impact due to changes in shares outstanding attributable to the acquisition

(e) Taxable-equivalent adjustment is not included in reported results

(f) Reflects the impact of a certain Massachusetts tax legislation issue ($13 million tax expense) as well as the tax benefit related to the valuation reserve and restructuring, merger and integration costs

(g) Includes amortization of intangibles expense of $19 million


                       STATE STREET CORPORATION
               Addendum Selected Financial Information

IV.             INCOME STATEMENT INFORMATION - BASELINE YEAR OVER YEAR

Baseline results are reported results excluding GSS contribution, restructuring, merger and integration costs, valuation reserves, tax legislation impact and results of a divested business and are presented on a taxable-equivalent basis.


                      For the Quarter Ended  For the Nine Months Ended
                           September 30,           September 30,

   (Dollars in
    millions, except
    per share data)    2003  2002(a)% Change   2003   2002(b)% Change

   Fee Revenue
   Servicing fees       $400   $371      8  %  $1,170 $1,085       8 %
   Management fees       137    116     17        384    369       4
   Global securities
    lending               48     45      8        150    177     (15)
   Foreign exchange
    trading               89     78     13        249    238       5
   Brokerage fees         28     32    (10)        85     86      (1)
   Processing fees and
    other                 61     40     58        160    128      25
      Total fee
       revenue           763    682     12      2,198  2,083       6

   Net Interest
    Revenue              218    237               648    791
   Provision for loan
    losses                 -      1                 -      3
      Net interest
       revenue after
       provision for
       loan losses
       (taxable-
       equivalent
       basis)            218    236     (8)       648    788     (18)

   Gains/losses on the
    sales of
    available-for-sale
    investment
    securities, net       (5)    31                29     45     (35)
      Total Revenue      976    949      3      2,875  2,916      (1)

   Operating Expenses
   Salaries and
    employee benefits    354    390     (9)     1,153  1,218      (5)
   Information systems
    and communications    94     90      5        294    274       7
   Transaction
    processing
    services              66     62      5        194    178       8
   Occupancy              74     60     23        203    178      15
   Other                  62     67     (7)       200    225     (11)
      Total operating
       expenses          650    669     (3)     2,044  2,073      (1)
      Income before
       income taxes      326    280     17        831    843      (1)
   Income taxes          102     87               269    263
   Taxable-equivalent
    adjustment            13     16                39     46
    Net Income          $211   $177     19       $523   $534      (2)

    Diluted Earnings
     Per Share          $.65   $.54     20      $1.63  $1.62       1


(a) Reflects restatement of originally issued financial results to exclude the results of operations of the divested Corporate Trust activities

(b) Reflects restatement of originally issued financial results to exclude the results of operations of the divested Corporate Trust activities and the reclassification of certain restructuring costs now shown as a component of reported results rather than baseline results




                       STATE STREET CORPORATION
                Addendum Selected Financial Information

IV.INCOME STATEMENT INFORMATION - OPERATING YEAR OVER YEAR

Operating results are reported results excluding significant charges, restructuring, merger and integration costs and results of a divested business and are presented on a taxable-equivalent basis.


                      For the Quarter Ended  For the Nine Months Ended
                           September 30,           September 30,

(Dollars in millions,
except per share
data)                 2003  2002(a)  %Change   2003  2002(b)  %Change


   Fee Revenue
   Servicing fees     $505    $371      36%  $1,425  $1,085       31%
   Management fees     141     116      21      396     369        7
   Global securities
    lending             61      45      36      192     177        9
   Foreign exchange
    trading            101      78      27      276     238       16
   Brokerage fees       28      32     (10)      85      86       (1)
   Processing fees
    and other           92      40              238     128       87
      Total fee
       revenue         928     682      36    2,612   2,083       25

   Net Interest
    Revenue            216     237              639     791
   Provision for loan
    losses               -       1                -       3
      Net interest
       revenue after
       provision for
       loan losses
      (taxable-
       equivalent
      basis)           216     236      (9)     639     788      (19)

   Gains/losses on
    the sales of
    available-for-
    sale investment
    securities, net     (5)     31               29      45      (35)

      Total Revenue  1,139     949      20    3,280   2,916       12


   Operating Expenses
   Salaries and
    employee benefits  407     390       5    1,294   1,218        6
   Information
    systems and
    communications     140      90      55      410     274       49
   Transaction
    processing
    services            80      62      27      231     178       29
   Occupancy            84      60      41      231     178       31
   Other                81      67      21      252     225       12
      Total operating
       expenses        792     669      18    2,418   2,073       17
      Income before
       income taxes    347     280      24      862     843        2
   Income taxes        109      87              279     263
   Taxable-equivalent
    adjustment          13      16               39      46
      Net Income      $225    $177      27     $544    $534        2


    Diluted Earnings
     Per Share        $.66    $.54      22    $1.62   $1.62



(a) Reflects restatement of originally issued financial results to exclude the results of operations of the divested Corporate Trust activities

(b) Reflects restatement of originally issued financial results to exclude the results of operations of the divested Corporate Trust activities and the reclassification of certain restructuring costs now shown as a component of reported results rather than operating results



                       STATE STREET CORPORATION

             Addendum Consolidated Statement of Condition

                                 September     December    September
                                       30,          31,          30,
(Dollars in millions)                 2003         2002         2002


Assets
Cash and due from banks             $ 1,691      $ 1,361      $ 1,628
Interest-bearing deposits with
 banks                               22,333       28,143       24,176
Securities purchased under
 resale agreements and
 securities borrowed                  8,737       17,215       20,144
Federal funds sold                        -            -          300
Trading account assets                1,059          984        1,073
Investment securities                32,364       28,071       20,789
Loans (less allowance of $61,
 $61 and $61)                         6,168        4,113        4,678
Premises and equipment                1,154          887          890
Accrued income receivable             1,010          823          792
Goodwill                              1,301          462          523
Other intangible assets                 508          127          151
Other assets                          5,451        3,608        2,412
   Total Assets                     $81,776      $85,794      $77,556

Liabilities
Deposits:
   Noninterest-bearing              $10,690      $ 7,279      $10,464
   Interest-bearing -- U.S.           3,746        9,005        7,952
   Interest-bearing -- Non-U.S.      28,722       29,184       24,768

      Total Deposits                 43,158       45,468       43,184

Securities sold under repurchase
 agreements                          21,895       21,963       22,085
Federal funds purchased               1,778        3,895        2,100
Other short-term borrowings           1,842        3,440        1,192
Accrued taxes and other expenses      2,199        1,967        1,700
Other liabilities                     3,509        3,004        1,684
Long-term debt                        2,151        1,270        1,262
   Total Liabilities                 76,532       81,007       73,207

Stockholders' Equity

Preferred stock, no par:
 authorized 3,500,000; issued
 none
Common stock, $1 par:
 authorized 500,000,000; issued
 337,135,000, 329,992,000 and
 329,992,000                            337          330          330
Surplus                                 336          104          107
Retained earnings                     4,610        4,472        4,037
Accumulated other comprehensive
 income                                 126          106          125
Treasury stock at cost (3,738,000,
 5,065,000 and 5,952,000 shares)       (165)        (225)        (250)
   Total Stockholders' Equity         5,244        4,787        4,349
   Total Liabilities and
    Stockholders' Equity            $81,776      $85,794      $77,556



    CONTACT: State Street Corporation
             Edward J. Resch, 617-664-1110
             or
             Investors:
             Kelley MacDonald, 617-664-3477
             or
             Media:
             Hannah Grove, 617-664-3377